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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: February 12, 2007



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-19027                   84-1057605
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 5.02:    Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Bonuses

     On February 12, 2007, in accordance with the 2006 Executive Incentive Compensation Plan previously approved by the Board of Directors, Simtek Corporation (the "Company") issued cash performance bonuses for the calendar year ending December 31, 2006 to the executive officers of the Company. The
Compensation Committee of the Board of Directors approved these bonuses. The Company's Executive Incentive Compensation Plan contemplates performance of the officers and the Company relating to the Company's financial and operating results, cash balances, progress on key engineering metrics, and other strategic matters. The 2006 cash performance bonuses for the Company's executive officers were as follows: (a) Harold Blomquist, Chairman, Chief Executive Officer and
President: $261,383; and (b) Brian Alleman, Vice President and Chief Financial Officer, Corporate Secretary: $135,449.









































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


February 13, 2007







































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